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As filed with the Securities and Exchange Commission on March 20, 2000
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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                             ---------------------------
                                       FORM 8-A
                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                             ---------------------------


                                 IMAGEWARE SYSTEMS,INC.
                  (Exact name of registrant as specified in its charter)

           CALIFORNIA                                33-0224167
        (State of Incorporation)          (I.R.S. Employer Identification No.)

         10883 Thornmint Road                              92127
         San Diego, California                           (Zip code)
 (Address of principle executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

COMMON STOCK, $0.01 PAR VALUE                                  THE AMERICAN STOCK EXCHANGE
WARRANT, RIGHT TO PURCHASE ONE SHARE OF COMMON STOCK           THE AMERICAN STOCK EXCHANGE
UNIT, ONE SHARE OF COMMON STOCK AND ONE WARRANT                THE AMERICAN STOCK EXCHANGE
    (Title of each class to be registered)                      (Name of each exchange on
                                                              which class is to be registered)

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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c),check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                       REGISTRATION NO. 333-93131

Securities to be registered pursuant to Section 12(g) of the Act:

                                 N/A
                            (Title of Class)

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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Securities section of the Company's Registration Statement on Amendment No. 2 to Form SB-2 (File No. 333-03131)

ITEM 2.          EXHIBITS.

EXHIBIT NO.                       DESCRIPTION

1. Amended and Restated Articles of Incorporation of ImageWare Systems, Inc., incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Amendment No. 2 to Form SB-2 (File No. 333-03131).
2. Bylaws of ImageWare Systems, Inc.,incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Amendment No. 2 to Form SB-2 (File No. 333-03131).
3. Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Amendment No.2 to Form SB-2 (File No.333-03131).
4.          Form of Unit Certificate, incorporated herein by reference to
            Exhibit 4.3 to the Company's Registration Statement on Amendment
            No. 2 to Form SB-2 (File No. 333-03131).
5.          Form of Public Warrant, incorporated herein by reference to
            Exhibit 4.5 to the Company's Registration Statement on Amendment No. 2 to Form SB-2 (File No. 333-03131)
6. Form of Warrant and Unit Agreement, incorporated herein by reference to Exhibit 4.6 to the Company's Registration Statement on Amendment No.2 to Form SB-2 (File No.333-03131).

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 IMAGEWARE SYSTEMS,INC.

Date:  March 20, 2000                           By: /s/ S. James Miller, Jr.
                                                   ---------------------------
                                                        S. James Miller, Jr.
                                                             President